UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of earliest event reported):     February 25, 2011

                           ORBIT INTERNATIONAL CORP.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


              0-3936                             11-1826363
              ------                             ----------
      (Commission File Number)          (IRS Employer Identification No.)

                   80 Cabot Court, Hauppauge, New York 11788
                   -----------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (631) 435-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously
   satisfy the filing obligation of the registrant under any of the following provisions
                     (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

As previously reported on Orbit International Corp.'s (the "Company") Current Report on Form 8-K filed on December 17, 2007, the Company entered into an employment agreement (the "Employment Agreement") with Bruce Reissman, Chief Operating Officer and Executive Vice President ("Executive") on December 14, 2007.

On February 25, 2011, the Company and Executive entered into a First Amendment to Employment Agreement, effective as of December 31, 2010, pursuant to which the term of the Employment Agreement was extended through May 31, 2011, unless terminated earlier by the Company or by Executive pursuant to the terms of the Employment Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     ORBIT INTERNATIONAL CORP.


Date:  February 28, 2011     By: /s/ Mitchell Binder
                                 -------------------
                                 Mitchell Binder, Chief Executive Officer